UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Ramtron International Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14-6(i)(4) and 0-11

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:

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Vote by Internet • Go to www.envisionreports.com/RMTR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

Ramtron International Corporation Shareholder Meeting to be Held on June 5, 2012

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/RMTR

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/RMTR to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 28, 2012 to facilitate timely delivery.

Shareholder Meeting Notice

Ramtron International Corporation’s Annual Meeting of Shareholders will be held on June 5, 2012 at Ramtron’s Corporate Headquarters, 1850 Ramtron Drive, Colorado Springs,

CO 80921, at 10:30 AM MDT.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3:

1.	Election of Directors – Nominees:

01 - William G. Howard, Jr.

02 - Eric A. Balzer

03 - William L. George

04 - Theodore J. Cobum

05 - Eric Kuo

06 - James E. Doran

2.	Approval of the Ramtron International Corporation 2012 Incentive Award Plan.
3.	Approval of Appointment of Independent Auditors: To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as independent auditors of the Company for the fiscal year ending December 31, 2012.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Ramtron International Corporation 2012 Annual Meeting
Directions to the Ramtron International Corporation 2012 annual meeting are available in the proxy statement, which can be viewed at www.envisionreports.com/RMTR.

From Colorado Springs Airport:

Start out going west on Air Cargo

Rd/Cresterra Pky toward

Milton E Proby Pkwy;

Turn left onto Milton E Proby Pkwy.

Turn slight right onto CO-21 N/S Powers Blvd.;

Continue for 16.7 miles;

Turn left onto CO-83 S.; Continue for 1.4 miles to

Voyager Pkwy;

Turn right onto Voyager Pkwy; Continue for .9 miles to

Ramtron Drive;

Turn right onto Ramtron Drive;

1850 RAMTRON DR is on the left.

From Denver Airport:

Exit Airport to I-70 West;

Merge to 225 South via Exit 282;

Merge to I-25 South via Exit 1A;

Continue for 47 miles;

Take Exit 153 onto Interquest Pkwy.;

continue for 1.4 miles to

Voyager Pkwy;

Turn left onto Voyager Pkwy;

Continue for .9 miles to

Ramtron Drive;

Turn right onto Ramtron Drive;

1850 RAMTRON DR is on the left.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

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Internet – Go to www.envisionreports.com/RMTR. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

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Email – Send email to investorvote@computershare.com with “Proxy Materials Ramtron International Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 28, 2012.

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